Supplement Dated August 13, 2018
To The Prospectus Dated April 30, 2018

JNL® Variable Fund LLC

Please note that the changes may apply to your variable annuity and/or variable life product(s).

All changes are effective immediately.

The JNL/Mellon Capital Telecommunications Sector Fund is now open to new and existing investors.

In the section entitled, "Summary Overview of Each Fund" for the JNL/Mellon Capital DowSM Index Fund, the JNL/Mellon Capital MSCI World Index Fund, the JNL/Mellon Capital Nasdaq® 100 Index Fund, the JNL/Mellon Capital S&P® SMid 60 Fund, the JNL/Mellon Capital JNL 5 Fund, the JNL/Mellon Capital Consumer Discretionary Sector Fund, the JNL/Mellon Capital Energy Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Information Technology Sector Fund, and the JNL/Mellon Capital Telecommunications Sector Fund under "Principal Risks of Investing in the Fund," please add the following:

•
Passive investment risk – The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of, the Index, regardless of their investment merits. Therefore, the Fund would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.

In the section entitled, "Summary Overview of Each Fund" for the JNL/Mellon Capital DowSM Index Fund, the JNL/Mellon Capital MSCI World Index Fund, the JNL/Mellon Capital Nasdaq® 100 Index Fund, the JNL/Mellon Capital Consumer Discretionary Sector Fund, the JNL/Mellon Capital Energy Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Information Technology Sector Fund, and the JNL/Mellon Capital Telecommunications Sector Fund under "Principal Risks of Investing in the Fund," please add the following:

•
Tracking error risk – Tracking error is the divergence of the Fund's performance from that of the Index. The Fund's return may not match the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended to meet the issuer diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its afﬁliates.

In the section entitled, "Additional Information About the Funds" for the JNL/Mellon Capital DowSM Index Fund, the JNL/Mellon Capital MSCI World Index Fund, the JNL/Mellon Capital Nasdaq® 100 Index Fund, the JNL/Mellon Capital S&P® SMid 60 Fund, the JNL/Mellon Capital JNL 5 Fund, the JNL/Mellon Capital Consumer Discretionary Sector Fund, the JNL/Mellon Capital Energy Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Information Technology Sector Fund, and the JNL/Mellon Capital Telecommunications Sector Fund under "Principal Risks of Investing in the Fund," please add the following:

•	Passive investment risk

In the section entitled, "Additional Information About the Funds" for the JNL/Mellon Capital DowSM Index Fund, the JNL/Mellon Capital MSCI World Index Fund, the JNL/Mellon Capital Nasdaq® 100 Index Fund, the JNL/Mellon Capital Consumer Discretionary Sector Fund, the JNL/Mellon Capital Energy Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Information Technology Sector Fund, and the JNL/Mellon Capital Telecommunications Sector Fund under "Principal Risks of Investing in the Fund," please add the following:

•	Tracking error risk

This Supplement is dated August 13, 2018.

Supplement Dated August 13, 2018
To The Statement of Additional Information
Dated April 30, 2018

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

On page 50, in the section entitled, "Investment Adviser, Sub-Adviser and Other Service Providers," please delete the fourth paragraph and corresponding table in the entirety and replace with the following:

The Adviser is obligated to pay BNYM AMNA out of the advisory fee it receives from JNL/Mellon Capital MSCI World Index Fund, JNL/Mellon Capital Telecommunications Sector Fund, JNL/Mellon Capital Consumer Discretionary Sector Fund, JNL/Mellon Capital Financial Sector Fund, JNL/Mellon Capital Healthcare Sector Fund, JNL/Mellon Capital Energy Sector Fund, JNL/Mellon Capital Information Technology Sector Fund, JNL/Mellon Capital DowSM Index Fund, and JNL/Mellon Capital Nasdaq® 100 Index Fund the following fees:

Assets	Annual Rate
$0 to $500 million	0.03%
$500 million to $2 billion	0.015%
Over $2 billion	0.10%

On page 48, in the section entitled, "Investment Adviser, Sub-Adviser and Other Service Providers," in the section "Portfolio Manager Compensation Structure," please delete the fourth paragraph in the entirety and replace with the following:

The following factors encompass our investment professional rewards program.
•	Base salary
•	Annual cash bonus
•	Long-Term Incentive Plan
–	Deferred investment
–	BNY Mellon restricted stock and/or
–	BNY Mellon Asset Management North America equity

On page 49, in the section entitled, "Investment Adviser, Sub-Adviser and Other Service Providers," please delete the section "Conflicts of Interest," in the entirety and replace with the following:

It is the policy of BNYM AMNA to make business decisions free from conflicting outside influences. BNYM AMNA's objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. BNYM AMNA's business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation ("BNYM"), potential conflicts may also arise between the Firm and other BNYM companies.

BNYM AMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client.  As such, BNYM AMNA has adopted a Code of Ethics (the "Code") and compliance policy manual to address such conflicts.  These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest.  Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, BNYM AMNA has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.

This Supplement is dated August 13, 2018.